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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS CONSENT


    We consent to the use in this Registration Statement No. 333-3667 of Steinway Musical Instruments, Inc. on Form S-1 of our report dated September 9, 1994 appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 25, 1996